© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 0 Lenders’ Presentation June 12, 2017 $425mm Term Loan B $300mm Revolving Credit Facility

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 1 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Disclaimers Forward Looking Statements This presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward-looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendices to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website.

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 5 Verint Overview

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 6 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Verint Overview • Leader in Actionable Intelligence solutions focused on two markets • Customer Engagement • Cyber Intelligence • Large, diversified customer base • 10,000+ organizations in more than 180 countries • 80%+ of the Fortune 100 • HQ: Melville, NY • 5,100 professionals 1 For the year ended 1/31/2017. Financial information is non-GAAP and excludes certain non-cash and non-recurring items. See appendices for GAAP reconciliation Total Revenue: $1.1 billion1 Cyber Intelligence 33% Customer Engagement 67% APAC 16% Americas 54% EMEA 30%

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© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 8 Crucial insights that enable decision-makers to anticipate, respond and take action Actionable Intelligence

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 9 Delivering Actionable Intelligence Solutions for Customer Engagement and Cyber Intelligence Expansion of Addressable Market Note: Total Addressable Market based on Verint estimate $3 BILLION 2012 2016 $8 BILLION

Actionable Intelligence Platform – Strong Innovation

- Over $1 billion R&D investment in last 10 years
- ~1,400 R&D professionals
- 800+ patents & applications


DATA CAPTURE
DATA PROCESSING
ANALYSIS ENGINES
ENGAGE AND ACT
Operational
Transactional
Telecommunications
Social Media
Payload and Files
Endpoint
Network
Web
Data Cleansing
Data Fusion
Data Enrichment
Unstructured to Structured
Data Preparation
Classification
Correlation
Anomaly Detector
Identity Analyzer
Predictive
Forensics
Pluggable Analyzers
Dashboard
Analysis Workbench
Trending
Case Management
Workflow Management
Collaboration
Next Best Action
Real-time Alert & Notification
Pluggable Visualizations
Advanced Actionable Intelligence Platform

VERINT
© 2017 Verint Systems Inc. All Rights Reserved Worldwide.
10

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 11 Segment Overview

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 12 • Leading provider of analytical software that can be deployed on-premises or in the cloud • Helps organizations optimize customer engagement, increase loyalty and maximize revenue, while generating operational efficiencies and mitigating risk • Deployed by contact centers, branch and back-office operations, customer experience and digital marketing teams Growth Trends Security and compliance Growing consumer expectations Technology disruption: cloud and automation Millennial employees Customer Engagement

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 13 Verint makes it easy for customer-centric organizations to modernize their customer engagement operations Customer Engagement Strategy Ability to Start Anywhere Extensive Partner Network Hybrid Cloud Deployment Models Broad, Innovative Portfolio

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 14 Demand for our solutions is being driven by organizations’ need for a holistic, automated, intelligent approach to customer engagement Customer Engagement Solutions Workforce Optimization Security and Compliance Engagement Channels Employee Engagement Voice of the Customer • Interaction Analytics (Speech/text/social) • Enterprise Feedback • Digital Feedback • Intelligent Recording • Analytics-Driven Quality • Coaching/Learning • Workforce Management • Work Allocation • Desktop and Process Analytics • Robotic Process Automation • Performance Management • Workforce Optimization • Knowledge Management • Employee Desktop • Case Management • Internal Communities • Gamification • Mobile Workforce Apps • Voice of the Employee • Web/Mobile Self- Service • Voice Self-Service • Customer Communities • Email/Secure Messaging • Web Chat • Co-Browse • Mobile Messaging • Social Engagement • Compliance Recording • Fraud and Identity Analytics • Trading Compliance • Branch Surveillance and Investigation • Public Safety Compliance

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 15 • Leading provider of security and intelligence data mining software • Used for predictive intelligence, complex investigations, security threat analysis, and to prevent crime and terrorism • Deployed by governments, critical infrastructure providers and enterprise customers Security threats becoming more complex Demand for data mining solutions built with domain expertise Shortage of qualified intelligence analysts Cyber Intelligence Growth Trends

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 16 Combine data mining software and domain expertise to create deep customer relationships Cyber Intelligence Strategy Deep Domain Expertise Government, Critical Infrastructure, Enterprise Flexible Deployment Models Broad Portfolio of Data Mining Solutions

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 17 Broad portfolio of data mining solutions addresses a wide range of security and intelligence challenges Cyber Intelligence Solutions Cyber Security Network Intelligence Suite Situational Awareness Platform Intelligence Fusion Center (IFC) Web and Social Intelligence Threat Protection System (TPS) • Generates insights & intelligence by rapidly uncovering critical information from network traffic • Integrates multiple advanced detection engines and provides unified workflows, orchestration and automation for malware detection and remediation • Integrates data from multiple systems and sensors and provides a unified visualization layer and workflow to identify and mitigate risks, improve response times, increase operational effectiveness • Centralized data mining platform for creating insights, identifying potential threats, and generating predictive intelligence • Transforms large volumes of unstructured data into actionable insights to identify suspicious behavior and generate predictive intelligence National Security Law Enforcement Critical Infrastructure Enterprise Security Border Control

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 18 Competitive Landscape Customer Engagement Cyber Intelligence

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 19 Financial Overview

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 20 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Financial Highlights • Global, large scale business with ~$1.1billion1 of revenue • Diversified customer mix with 10,000+ customers in 180+ countries • Strong visibility from increasing mix of recurring software, cloud and support revenues • Attractive and expanding margin profile • Strong free cash flow generation and conservative leverage 1 Financial data is non-GAAP. See appendices for GAAP reconciliation

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 21 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Consolidated Non-GAAP Metrics Note: LTM as of 4/30/2017. Financial data is non-GAAP. See appendices for GAAP reconciliation. 1 For the year ended 1/31/2017. Financial information is non-GAAP and excludes certain non-cash and non-recurring items Products 35% Cloud and Services 65% APAC 16% Americas 54% EMEA 30% FYE 17 1Q18 LTM Revenue $1,073 $266 $1,089 Gross Margin 65% 63% 65% Operating Margin 19% 16% 20% Adjusted EBITDA $233 $50 $242 EPS $2.51 $0.49 $2.54 ($ in millions, except per share data) Total Revenue: $1.1 billion1

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 22 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Segment Financials & Business Profile (FY17) Note: Financial data is non-GAAP unless otherwise noted. See appendices for GAAP reconciliation 1 As calculated under GAAP segment reporting guidelines. Segment contribution includes segment revenue and expenses incurred directly by the segment, including material costs, service costs, research and development and selling, marketing, and administrative expenses. We do not allocate certain expenses, which include the majority of general and administrative expenses, facilities and communication expenses, purchasing expenses, manufacturing support and logistic expenses, depreciation and amortization, amortization of capitalized software development costs, stock-based compensation, and special charges such as restructuring costs when calculating segment contribution. These expenses are included within unallocated expenses in our presentation of segment operating results. Revenue from transactions between our operating segments is not material. See appendices for reconciliation ($ in millions) Customer Engagement Cyber Intelligence Revenue $716 $357 Recurring • Approaching 60% (>$100 million of cloud revenue) • High level of repeat business Business Model • Mainly software deployed on- premises, cloud and hybrid • Gross margins above Verint average • Mainly software deployed as turnkey solutions, including third party software and hardware components • Gross margins below Verint average Key End Markets • Financial Services, Insurance, Telecom, Healthcare, Retail, the public sector as well as SMB Contact Centers • Government Agencies, Telecommunications, Law Enforcement, Critical Infrastructure, Mass Transit Segment Contribution1 38% 24% Est. Fully Allocated Non- GAAP Operating Margin 24% 10%

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 23 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Efficient Capital Structure Note: Financial data is non-GAAP. See appendices for GAAP reconciliation 1 Cash includes cash and cash equivalents, short-term investments, and short-term restricted cash 2 Net Debt is calculated as debt minus cash, short-term investments, and short-term restricted cash 3 Average interest rate excludes the impact of amortization of discounts and deferred financing fees ($ in millions) As of 4/30/17 Pro forma Cash1 $357 $368 Net Debt (Term B and Convertible, net of Cash)2 $451 $457 Ratings Moody’s: Ba3 S&P: BB Average Interest Rate3 2.8% 2.7% Net Debt/Adjusted EBITDA 1.9x 1.9x Stock Buyback Program $150 total authorized (~$100 available)

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 24 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Historical Financial and Credit Summary $192 $205 $227 $283 $268 $233 $242 24% 24% 25% 24% 24% 22% 22% 2012A 2013A 2014A 2015A 2016A 2017A LTM Adj. EBITDA Margin Adjusted EBITDA Net Debt3 Net Debt3/ Adjusted EBITDA Free Cash Flow2 $90 $103 $156 $165 $127 $143 $143 2012A 2013A 2014A 2015A 2016A 2017A LTM ($ in millions) ($ in millions) 2.3x 1.7x 1.0x 1.6x 1.5x 2.1x 1.9x 2012A 2013A 2014A 2015A 2016A 2017A LTM $437 $344 $228 $453 $391 $490 $451 2012A 2013A 2014A 2015A 2016A 2017A LTM Note: LTM as of 4/30/2017. 1 Closed acquisition of KANA software on 2/3/2014 2 Free cash flow represents operating cash flows, less cash paid for property, equipment, and capitalized software development costs. We believe that free cash flow provides useful information to management and investors about the amount of cash generated by our business after investing in property, equipment, and capitalized software which may be used to, among other things, invest in future growth through new business development activities or acquisitions, service debt, and repurchase stock. Free cash flow should not be construed as a substitute for measuring operating results or liquidity, and it does not represent residual cash flows available for discretionary spending; See appendices for reconciliation 3 Net Debt is calculated as debt minus cash, short-term investments, and short-term restricted cash. See appendices for GAAP reconciliation ($ in millions) 1

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 25 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 FY16 to FY17 Adjusted EBITDA Trend Analysis $7 ($47) $5 $268 $233 $242 2016A 2017A LTM Customer Engagement Increase $7 • Increase in EBITDA driven by revenue growth Cyber Intelligence Decline ($47) • Decline in EBITDA driven by revenue decline partially offset by lower costs • The Company believes revenue decline in FY’17 was temporary and expects high single digit growth in FY’18 • Cyber Intelligence revenue grew 19% year- over-year in Q1 driving an improvement in LTM EBITDA Adj. EBITDA Bridge Major items contributing to ∆ in Adj. EBITDA: Note: Financial data is non-GAAP. See appendices for GAAP reconciliation 1 LTM as of 4/30/2017 2016A Customer Engagement Cyber Intelligence Unallocated Costs 2017A Unallocated Costs $5 • Reduction in shared service costs LTM1

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© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 27 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Long-Term Growth Opportunity • Leader in Actionable Intelligence Solutions • Customer Engagement Solutions • Organizations seeking to optimize customer engagement through Actionable Intelligence • Verint offers the industry’s broadest Customer Engagement Optimization portfolio • Cyber Intelligence Solutions • Security challenges growing, driving the need for innovative security intelligence • Verint has a global presence and leading edge security portfolio • Long history of growth driven by innovation and domain expertise

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 32 © 2017 Verint Systems Inc. All Rights Reserved Worldwide. Thank you

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. 33 Appendix

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© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 36 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 GAAP to Non-GAAP Reconciliations ($ in millions) 2017A 1Q18 LTM Operating Income (Loss) Reconciliation GAAP operating income (Loss) $17 ($9) $19 % GAAP revenue 2% (4%) 2% Revenue adjustments related to acquisitions 11 5 12 Amortization of acquired technology 37 10 38 Amortization of other acquired intangible assets 44 12 44 Stock-based compensation expenses 66 18 68 Acquisition expenses, net 13 5 16 Restructuring expenses 16 3 14 Other adjustments 1 0 1 Non-GAAP operating income $205 $43 $213 % non-GAAP revenue 19% 16% 20% Other Expense Reconciliation GAAP other expense, net ($41) ($11) ($47) Unrealized losses on derivatives, net 1 (0) 0 Amortization of convertible note discount 11 3 11 Acquisition expenses, net (0) 1 0 Restructuring expenses 0 0 0 Impairment charges 2 0 2 Non-GAAP other expense, net ($27) ($7)1 ($33) Note: Numbers may not foot due to rounding. LTM as of 4/30/2017 1 For the three months ended 4/30/2017, non-GAAP other expense was comprised of $6.2 million of interest and other expense, and $0.9 million of foreign exchange charges primarily related to balance sheet translations

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 37 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 GAAP to Non-GAAP Reconciliations ($ in millions, except share and per share data; shares in thousands) 2017A 1Q18 LTM Tax Provision Reconciliation GAAP provision (benefit) for income taxes $3 ($1) $2 GAAP effective income tax rate (12%) 4% (6%) Non-GAAP tax adjustments 13 5 15 Non-GAAP provision for income taxes $16 $4 $17 Non-GAAP effective income tax rate 9% 11% 9% Net Loss Attributable to Verint Systems Inc. Reconciliation GAAP net loss attributable to Verint Systems Inc. ($29) ($20) ($32) Total GAAP net loss adjustments 188 51 192 Non-GAAP net income attributable to Verint Systems Inc. $159 $31 $160 Net (Loss) Income Attributable to Verint Systems Inc. Common Shares GAAP net loss per common share attributable to Verint Systems Inc. ($0.47) ($0.32) ($0.51) Non-GAAP diluted net income per common share attributable to Verint Systems Inc. $2.51 $0.49 $2.54 GAAP weighted-average shares used in computing net loss per common share attributable to Verint Systems Inc. 62,593 62,485 62,8141 Additional weighted-average shares applicable to non-GAAP net income per common share attributable to Verint Systems Inc. 538 995 403 Non-GAAP diluted weighted-average shares used in computing net income per common share attributable to Verint Systems Inc. 63,131 63,480 63,2161 Note: Numbers may not foot due to rounding. LTM as of 4/30/2017 1 Calculated as simple average of the weighted –average shares for the trailing four quarters

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 38 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 GAAP to Non-GAAP Reconciliations ($ in millions) 2012A 2013A 2014A 2015A 2016A 2017A 1Q18 LTM Adjusted EBITDA Reconciliation GAAP net income (loss) attributable to Verint Systems Inc. $37 $54 $54 $31 $18 ($29) ($20) ($32) % GAAP revenue 5% 6% 6% 3% 2% (3%) (8%) (3%) Net income attributable to non-controlling interest 4 5 5 5 5 3 1 3 Provision (benefit) for income taxes 6 9 5 (15) 1 3 (1) 2 Other expense, net 40 32 59 58 45 41 11 47 GAAP Depreciation and amortization1 51 55 54 96 103 111 29 112 Revenue adjustments related to acquisitions 14 9 3 30 4 11 5 12 Stock-based compensation expenses 28 25 35 54 65 66 18 68 Other adjustments2 13 17 13 23 28 29 9 31 Adjusted EBITDA $192 $205 $227 $283 $268 $233 $50 $242 % non-GAAP revenue 24% 24% 25% 24% 24% 22% 19% 22% Note: Numbers may not foot due to rounding. LTM as of 4/30/2017 1 Adjusted for patent and financing fee amortization 2 Other adjustments include acquisition expenses, net, restructuring expenses and others

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 39 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Estimated Non-GAAP Fully Allocated Operating Margins Note: Numbers may not foot due to rounding. LTM as of 4/30/2017 1 See footnote 16 to our Form 10-K for the year ended 1/31/2017; See footnote 14 to our Form 10-Q for the three months ended 4/30/2017 2 Represents our unallocated expenses (as disclosed in footnote 16 to our Form 10-K for the year ended 1/31/2017 and footnote 14 to our Form 10-Q for the three months ended 4/30/2017), less non-GAAP adjustments shown in the Reconciliation of GAAP to Non-GAAP Results in the previous slides, allocated proportionally to our revenue, which we believe provides a reasonable approximation for purposes of understanding the relative non-GAAP operating margins of our two businesses ($ in millions) 2017A 1Q18 LTM Customer Engagement Cyber Intelligence Con- solidated Customer Engagement Cyber Intelligence Con- solidated Customer Engagement Cyber Intelligence Con- solidated Non-GAAP segment revenue $716 $357 $1,073 $175 $91 $266 $718 $371 $1,089 Segment contribution1 269 86 355 59 20 80 270 91 361 Estimated allocation of unallocated expenses2 100 50 150 24 13 37 98 51 149 Estimated non- GAAP operating income $169 $36 $205 $35 $8 $43 $172 $41 $213 Estimated non-GAAP fully allocated operating margin 24% 10% 19% 20% 8% 16% 24% 11% 20%

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 40 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 Operating Cash Flow to Free Cash Flow Reconciliation ($ in millions) 2012A 2013A 2014A 2015A 2016A 2017A 1Q18 LTM Cash Flow from Operations $106 $123 $178 $194 $157 $172 $60 $170 Less: Capex 13 16 16 23 25 28 7 25 Investments in Capitalized Software 3 4 7 6 5 2 0 2 Free cash flow1 $90 $103 $156 $165 $127 $143 $52 $143 Note: Numbers may not foot due to rounding. LTM as of 4/30/2017 1 Free cash flow represents operating cash flows, less cash paid for property, equipment, and capitalized software development costs. We believe that free cash flow provides useful information to management and investors about the amount of cash generated by our business after investing in property, equipment, and capitalized software which may be used to, among other things, invest in future growth through new business development activities or acquisitions, service debt, and repurchase stock. Free cash flow should not be construed as a substitute for measuring operating results or liquidity, and it does not represent residual cash flows available for discretionary spending

© 2017 Verint Systems Inc. All Rights Reserved Worldwide. Note from PPS:  PLEASE, DO NOT REFRESH! https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158a88188f Q:\DMD_2017_PROJECTS\06 Jun 2017\0617_2363286\VERINT SYSTEMS INC. - Borgh 41 Color palette Object titles 0, 121, 223 0, 176, 240 0, 112, 192 0, 166, 188 105, 190, 40 253, 213, 48 217, 217, 217 220, 226, 230 54, 96, 146 Soft colors Object titles 211, 220, 244 211, 231, 250 211, 219, 235 211, 229, 234 218, 235, 212 254, 241, 212 243, 243, 243 244, 245, 247 213, 217, 225 ($ in millions) 2012A 2013A 2014A 2015A 2016A 2017A 1Q18 Current Maturities of Long-Term Debt $6 $6 $7 $0 $2 $5 $5 Long-Term Debt 582 563 636 726 736 744 746 Unamortized Debt Discounts and Issuance Costs 12 10 3 85 73 61 57 Gross Debt 600 579 645 811 811 809 808 Less: Cash and Cash Equivalents 151 210 379 285 352 307 340 Short-Term Restricted cash 13 11 6 37 12 9 13 Short-Term Investments - 14 32 36 56 3 5 Net Debt $437 $344 $228 $453 $391 $490 $451 Table of Reconciliation from Gross Debt to Net Debt Note: Numbers may not foot due to rounding Net Debt is calculated as debt minus cash, short-term investments, and short-term restricted cash